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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




        Date of report (Date of earliest event reported): April 19, 1999





                        LEAP WIRELESS INTERNATIONAL, INC.
             (Exact Name of Registrant as Specified in its Charter)




                                    DELAWARE
         (State or Other Jurisdiction of Incorporation or Organization)



                 0-29752                                        33-0811062
        (Commission file number)                            (I.R.S. Employer
                                                            Identification No.)

10307 PACIFIC CENTER COURT, SAN DIEGO, CA                          92121
 (Address of Principal Executive Offices)                       (Zip Code)



                                 (619) 882-6000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 2. ACQUISITION OF ASSETS

On April 19, 1999, a wholly-owned subsidiary of Leap Wireless International, Inc. (the "Company") acquired all of the shares of Chilesat Telefonia Personal, S.A. ("Chilesat PCS") that it did not already own from Telex-Chile S.A. and its operating affiliate, Chilesat S.A. (collectively "Telex-Chile"). Chilesat PCS, a Chilean corporation that holds a license to offer wireless telephone services, has deployed and is operating a nationwide wireless telephone system in Chile. Prior to the acquisition, the Company's wholly-owned subsidiary, Inversiones Leap Wireless Chile S.A. ("Leap Chile") owned 50% of the shares of Chilesat PCS. The remaining 50% of the shares of Chilesat PCS were owned by Telex-Chile.

Leap Chile acquired the shares from Telex-Chile for (1) a cash payment of $28 million, and (2) the issuance of a $22 million, non-interest bearing note payable to Telex-Chile on April 19, 2002.

The terms of the purchase, including the purchase price, were established through arms-length negotiations between the Company, Telex-Chile S.A. and Chilesat S.A. The Company obtained $28 million for the cash payment to Telex-Chile through a loan under the Company's $265 million revolving credit agreement with QUALCOMM Incorporated.

The Company intends that Chilesat PCS continue to operate its wireless telephone system in Chile and work to expand its network capacity and increase its business.


ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

(a)  Financial Statements of Business Acquired:

     The following financial statements and report of independent accountants are incorporated by reference to pages F-21 through F-41 of registrant's Form 10-K/A (Amendment No. 1), filed March 31, 1999.

     CHILESAT TELEFONIA PERSONAL S.A. (COMPANY IN THE DEVELOPMENT STAGE)

     Financial Statements:

          Report of Independent Accountants

          Balance Sheets at December 31, 1998 and 1997

          Statement of Income and Comprehensive Income for the year ended
               December 31, 1998 and for the period from inception (March 3, 1997) to December 31, 1998 and 1997

          Statement of Cash Flows for the year ended December 31, 1998 and for the period from Inception (March 3, 1997) to December 31, 1998 and 1997

          Statement of Shareholders' Equity for the period from inception
               (March 3, 1997) to December 31, 1998

          Notes to the Financial Statements

(b)  Pro Forma Financial Information

     Unaudited Pro Forma Financial Information will be filed by amendment no later than 60 days after the date of this report.

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(c) Exhibits:

    EXHIBIT
      NO.                            DESCRIPTION
    -------                          -----------
    10.21.1       Stock Purchase Agreement, dated April 12, 1999, by and amount
                  Inversiones Leap Wireless Chile S.A., Telex-Chile S.A., and
                  Chilesat S.A.
    10.21.2       Novation and Assumption of Payment Obligation Agreement, dated
                  April 19, 1999, executed by Chilesat Telefonia Personal S.A.
    23.1          Consent of Independent Accountants


                                   SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 4th day of May, 1999.


                                        Leap Wireless International, Inc.


                                       By:     /s/ JAMES E. HOFFMANN
                                           ------------------------------------
                                                   James E. Hoffmann
                                      Senior Vice President and General Counsel


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